Exhibit 99.32
                                 -------------

                          Deal Name                            CWABS 2005-11

MI Data                MI Flag                                 Y
-------                % of Pool Covered                               0.018
                       Effective LTV                                   55.16






DTI Distribution
                       DTI <10.00
                       DTI 10.00-19.99
                       DTI 20.00-29.99
                       DTI 30.00-39.99
                       DTI 40.00-49.99
                       DTI 50.00-59.99
                       DTI 60.00-69.99


Please populate column C with the corresponding pool characteristics in Column
B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.

-----------------------------------------------------------------------------------------------------------------------
                         Number of                     Avg. Loan      % of                  % Owner
    Product Type           Loans     Loan Balance       Balance     Total IO     WA FICO    Occupied     % Purchase
-----------------------------------------------------------------------------------------------------------------------
2/28 ARM 24 Month IO         402      102,244,272       254,339       40.346         607       100         50.537
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO          20        4,982,178       249,109        1.966         604       100          37.07
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO         532      124,415,897       233,864       49.096         607       100         42.348
3/27 ARM 60 Month IO          29        6,474,247       223,250        2.555         591       100         49.197
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed                52       15,299,312       294,218        6.037         655       100         15.302
      15 Fixed
       Other
-----------------------------------------------------------------------------------------------------------------------
      Totals:               1035      253,415,906       244,846          100         610       100          44.09
-----------------------------------------------------------------------------------------------------------------------


                                                           Init Rate Cap
---------------------------------------------------------------------------------------------------------------------------
                                    % Second   %1.000-     %1.500-      %2.000-    %2.500-    %3.000-    %3.500-   %4.000-
    Product Type       % Full Doc     Liens     1.499       1.999        2.499      2.999      3.499       3.99     4.499
---------------------------------------------------------------------------------------------------------------------------
2/28 ARM 24 Month IO     85.241         0         0       92159682      1093000        0      8991590         0         0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO     85.688         0         0        1416750      1342678        0      2222750         0         0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO     92.243         0         0      112484945            0        0     11930951         0         0
3/27 ARM 60 Month IO     88.209         0         0              0       548850        0      5925397         0         0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed           79.921         0         0              0            0        0            0         0         0
      15 Fixed
       Other
---------------------------------------------------------------------------------------------------------------------------
      Totals:            88.442         0         0      206061377      2984528        0     29070688         0         0
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------

                      %4.500-  %5.000-
    Product Type       4.999    5.499
--------------------------------------
2/28 ARM 24 Month IO       0        0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO       0        0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO       0        0
3/27 ARM 60 Month IO       0        0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed             0        0
      15 Fixed
       Other
--------------------------------------
      Totals:              0        0
--------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
    Percentage by range                                            Loans without MI
                                                                        FICOs
---------------------------------------------------------------------------------------------------------------------------------
                                <450        451-500       501-550       551-600       601-650     651-700     701-750       >750

                   <20           0             0             0             0             0           0         0.011          0
                  20-30          0             0           0.037         0.068         0.053       0.016       0.036          0
                  30-40          0             0           0.157         0.314         0.081       0.122       0.036          0
                  40-50          0             0           0.278         0.832         0.68        0.195       0.117          0
   LTVs           50-60          0           0.012         0.763         1.238         1.422       0.431         0            0
                  60-70          0             0           1.487         2.139         2.149        0.7        0.228        0.036
                  70-80          0           0.049         2.586         5.041         5.835        1.8        0.227        0.323
                  80-90          0           0.105         4.723         13.17         14.83       4.085       1.05         0.139
                 90-100          0             0           0.939         8.308         6.943       1.674       0.466        0.016
                  >100           0             0           0.088         3.919         7.285       1.69        0.718        0.363
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                     Loans with MI
                                                                         FICOs
                                <450        451-500       501-550       551-600       601-650     651-700     701-750       >750
---------------------------------------------------------------------------------------------------------------------------------
                   <20
                  20-30
                  30-40
                  40-50
   LTVs           50-60
                  60-70
                  70-80
                  80-90                                    55.587        44.41
                 90-100
                  >100
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Please provide a breakdown of percentages for
each cell of the matrix for loans that fall
within the appropriate category brokendown
between loans with MI and loans without MI as
well as the loan count for each breakdown in
the matrices below. The sum of the
percentages for the with MI and without MI
percentages should equal 100%. The sum of the
loans in the matrices below should equal the
number of loans in the pool. If FICO is not
available for loan, default to <450 bucket.
If deal does not have MI, provide data for
the entire pool in the "Loans without MI"
matrix.
---------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
    Loan Count                                                     Loans without MI
                                                                        FICOs
                                <450        451-500       501-550       551-600       601-650     651-700     701-750       >750
---------------------------------------------------------------------------------------------------------------------------------
                   <20           0             0             0             0             0           0           1            0
                  20-30          0             0             3             4             4           2           3            0
                  30-40          0             0             9            13             5           4           1            0
                  40-50          0             0             12           29            21           6           5            0
   LTVs           50-60          0             1             29           44            51          14           0            0
                  60-70          0             0             61           86            73          24           6            2
                  70-80          0             4            114           190           188         52          10            6
                  80-90          0             6            212           536           544         151         36            6
                 90-100          0             0             49           307           220         63          19            2
                  >100           0             0             4            167           274         71          25           12
                    #
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                     Loans with MI
                                                                         FICOs
                                <450        451-500       501-550       551-600       601-650     651-700     701-750       >750
---------------------------------------------------------------------------------------------------------------------------------
                   <20
                  20-30
                  30-40
                  40-50
   LTVs           50-60
                  60-70
                  70-80
                  80-90                                         1             1
                 90-100
                  >100
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
 601-650      651-700      701-750       >750
---------------------------------------------
    0            0            1            0
    4            2            3            0
    5            4            1            0
    21           6            5            0
    51          14            0            0
    73          24            6            2
   188          52            10           6
   544          151           36           6
   220          63            19           2
   274          71            25          12
---------------------------------------------